SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2005



                                 DST MEDIA, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     000-499749                  95-4881015
--------------                ---------------               ---------------
(State or other               (Commission                  (I.R.S. Employer
jurisdiction of               File Number)                 or organization)
incorporation                 Identification No.)


               2541 Monroe Avenue, Suite 301, Rochester, NY 14618
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  585-244-1840
         ---------------------------------------------------------------


                  2650 Jamacha Road # 147-2 El Cajon, CA 92019
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------  ---------------------------------------------

On November 22, 2005 Lauren Scott, Registrant's majority shareholder, resigned as sole director and chief fiscal officer of the Registrant and sold 100 percent of the outstanding shares of the Registrant to E-Cap Ventures Corp., and appointed Morris Diamond as the sole director of the company. The foregoing information was reported in a form SC14F1 filed on 11/22/05. The latest reports filed prior thereto, which required financial statements, had financial statements that had been prepared by Lauren Scott as Registrant's chief financial officer. No disagreements existed on any matter of accounting, principles, or practices, financial statement disclosure or auditing scope of procedure between Lauren Scott and the Registrant. Nor did financial statements for the years ending 12/31/03, 12/31/04 and 12/31/05 contain any adverse opinion or disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope or accounting principles nor contain any such adverse opinion, disclaimer of opinion, modification or qualification, except that each contained a statement that, "the Company is in the development stage and has no current sources of revenue, without realization of additional capital, it would be unlikely for the Company to continue as a going concern." Each further stated that "management plans include the acquisition of a suitable business venture to provide the opportunity for the Company to continue as a going concern, however, there can be no assurance that the Company will be successful in this endeavor." In November 2005, E-Cap Ventures Corp. acquired 100 percent of the outstanding shares of the Registrant. Mr. Morris Diamond is the chief executive officer and chief financial officer of E-Cap Ventures. Upon the resignation of Lauren Scott as chief fiscal officer of the Registrant, it was Mr. Diamond's decision to employ Rotenberg & Co. LLP, with offices at 1870 Winton Road South, Rochester, NY 14618, as the new auditors for the company effective March 26, 2006. The board of directors of the Registrant approved the decision to appoint Rotenberg & Co. as the Registrant's new auditors effective March 26, 2006. During the Company's two most recent fiscal years and up through March 26, 2006, the Registrant did not consult Rotenberg & Co. regarding any of the items set forth in Item 304 (a) (2) (i) (ii) of Regulation S-K.

ITEM 7. EXHIBITS

16.1     Letter from Lauren Scott to the SEC dated April 17, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DST Media, Inc.
                                             (Registrant)

Dated: April 17, 2006                     By: /s/ MORRIS DIAMOND
                                            -------------------------
                                            Morris Diamond, President